EXHIBIT 10.2

EXCHANGE AGREEMENT
(2018 Notes)

___________________ (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with James River Coal Company (the “Company”) on May 17, 2013 whereby the Holder will exchange (the “Exchange”) the Company’s 3.125% Convertible Senior Notes due 2018 (the “Existing Notes”) for the Company’s new 10.00% Convertible Senior Notes due 2018 (the “New Notes”) that will be issued pursuant to the provisions of an Indenture to be dated as of May 22, 2013 (the “Indenture”) among the Company, certain subsidiary guarantors party thereto (the “Guarantors”), and U.S. Bank National Association, as Trustee (the “Trustee”).

On and subject to the terms hereof, the parties hereto agree as follows:

Article I: Exchange of the Existing Notes for New Notes

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the following Existing Notes, and in exchange therefor the Company hereby agrees to issue to the Holders the principal amount of New Notes described below and to pay in cash the following accrued but unpaid interest on such Existing Notes:

Principal Amount of Existing Notes to be Exchanged: $______________________ (the “Exchanged Notes”).

Principal Amount of New Notes to be Issued in the Exchange: $______________________ (the “Holders’ New Notes”).

Cash Payment of Accrued but Unpaid Interest on Exchanged Notes: $______________________ (the “Interest Payment”).

Subject to the following provisions of this paragraph, the closing of the Exchange (the “Closing”) shall occur on a date (the “Closing Date”) no later than three business days after the date of this Agreement. At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the principal amount of Holders’ New Notes and the portion of the Interest Payment specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Holders’ New Notes and the Interest Payment specified above); provided, however, that the parties acknowledge that the Company may delay the Closing and the delivery of the Holders’ New Notes to the Holder due to procedures and mechanics within the system of the Depository Trust Company or the NASDAQ Global Select Market (including the procedures and mechanics regarding the listing of the Conversion Shares (as defined below) on the NASDAQ Global Select Market), or events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its best efforts to effect the issuance of one or more global notes representing the New Notes, (ii) such delay is no longer than five business days, and (iii) interest shall accrue on such New Notes from the Closing Date. Simultaneously with or after the Closing, the Company may issue New Notes to one or more other holders of outstanding Existing Notes or to other investors, subject to the terms of the Indenture.

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Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself), as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1     Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Exchanged Notes, (iii) the principal amount of Holders’ New Notes to be issued to such Account in respect of its Exchanged Notes, and (iv) the portion of the Interest Payment to be made to such Account in respect of the accrued interest on its Exchanged Notes.

Section 2.2     Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3     Title to the Exchanged Notes. The Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes). The Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon the Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens created by the Holder.

Section 2.4     Accredited Investor. The Holder is (i) an “accredited investor” within the meaning of Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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Section 2.5     Restricted Securities. The Holder (a) acknowledges that the issuance of the New Notes pursuant to the Exchange, and the issuance of any shares of Common Stock, par value $0.01 per share, of the Company (the “Conversion Shares”) upon conversion of the New Notes, have not been registered under the Securities Act or any state securities laws, and the New Notes and Conversion Shares are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and that evidence of the New Notes and Conversion Shares will bear a legend to such effect, and (b) is purchasing the New Notes and Conversion Shares for investment purposes only for the account of the Holder and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the New Notes or Conversion Shares in a manner that would violate the registration requirements of the Securities Act. The Holder is able to bear the economic risk of holding the New Notes and Conversion Shares for an indefinite period and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment in the New Notes and Conversion Shares. The Holder has received all such information regarding the Exchange and the New Notes and Conversion Shares as it deems necessary to make a decision with respect to the Exchange.

Section 2.6     No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company, Lazard Frères & Co. LLC or Lazard Capital Markets LLC or any other person regarding the Exchange, this Agreement or an investment in the New Notes or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holder's respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.

Section 2.7     Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, and (B) the representations and warranties made by the Company in this Agreement.

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Section 2.8     No Public Market. The Holder understands that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes.

Section 2.9     Resale Shelf Registration. The Holder agrees to comply with the terms set forth in Exhibit C hereto (which terms are incorporated into this Agreement by reference as though set forth in full) relating to the resale shelf registration of the Conversion Shares under Rule 415 of the Securities Act.

Section 3.      Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1     Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby. Each Guarantor is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver the Indenture and to perform its obligations thereunder.

Section 3.2     Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture, substantially in the form of Exhibit B hereto, will have been duly executed and delivered by the Company and the Guarantors and will govern the terms of the New Notes, and the Indenture will constitute a legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company or any of the Guarantors, (ii) any agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company or any of the Guarantors.

Section 3.3     Validity of the Holders’ New Notes. The Holders’ New Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Holder pursuant to the Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Holders’ New Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holders’ New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ New Notes (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holders’ New Notes.

Section 3.4     Validity of Underlying Common Stock. The Holders’ New Notes will at the Closing be convertible into Conversion Shares in accordance with the terms of the Indenture. The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the Holders’ New Notes and, when issued upon conversion of the Holders’ New Notes in accordance with the terms of the Holders’ New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

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Section 3.5     Listing Approval. At the Closing, the Conversion Shares shall be listed on the NASDAQ Global Select Market.

Section 3.6     Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange and certain other matters concerning the Company (to the extent not previously publicly disclosed).

Section 3.7     Resale Shelf Registration. The Company shall cause to be filed with the SEC a shelf registration statement pursuant to Rule 415 under the Securities Act registering the resale of all Conversion Shares held by Holders (or their successors) that comply with the terms set forth in Exhibit C hereto (the “Registration Statement”). The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as reasonably possible and to keep the Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of Conversion Shares by each Holder or its successors that comply with the terms set forth in Exhibit C hereto, and to ensure that it conforms with the Securities Act and the rules and regulations of the SEC as announced from time to time, for a period of at least one year following the Closing Date (or, if earlier, when all of the Conversion Shares covered by the Registration Statement have been sold pursuant to the Registration Statement). The Company agrees to comply with the terms set forth in Exhibit C hereto.

Article IV: Miscellaneous

Section 4.1     Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2     Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3     Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4     Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

__________________________________________
(in its capacities described in the first paragraph hereof)

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

“Company”: James River Coal Company By: ________________________________________ Name: ______________________________________ Title: _______________________________________

Signature Page to Exchange Agreement
James River Coal Company 10.00% Convertible Senior Notes due 2018 Exchange

for 3.125% Convertible Senior Notes due 2018

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EXHIBIT A
Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Exchanged Notes	Principal Amount of Holders’ New Notes[1]	Interest Payment

1 Holders’ New Notes will only be issued in denominations of $1,000 and multiples thereof, and fractional interests will be paid in cash. In the case of multiple Accounts, fractional interests will be aggregated and only the fractional interest in such aggregation will be paid in cash.

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EXHIBIT B
Form of Indenture

See Exhibit B to Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on May 17, 2013.

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EXHIBIT C
Resale Shelf Registration Obligations

(a)                Provision by Holder of Information in Connection with the Registration Statement. No Holder or its successors (which for purposes of this Exhibit C shall be included within the term “Holders”) may include any of its Conversion Shares in any Registration Statement set forth herein unless and until such Holder furnishes to the Company in writing, within 5 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with the Registration Statement or prospectus or preliminary prospectus included therein. Each Holder agrees to furnish promptly update and correct any information supplied to the Company in order to make the information previously furnished to the Company by such Holder not materially misleading.

(b)               Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, any person or entity that controls such Holder, and their respective officers, directors, partners, employees, representatives and agents (each an “Indemnified Holder”), from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus forming a part thereof (or any amendment or supplement to either document or any material incorporated by reference therein), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein.

(c)                Indemnification by the Holder. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in the Registration Statement or prospectus forming a part thereof (or any amendment or supplement to either document); provided, however, that no Holder (nor its related Indemnified Holders) shall be required to make indemnification payments that would, in the aggregate, exceed the net proceeds received by such Holder from all sales of Conversion Shares pursuant to the Registration Statement.

(d)               Contribution. If the indemnification provided for in this Exhibit C is unavailable to an indemnified party (other than by reason of exceptions provided herein) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the relevant Holder, on the other hand, from the Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company, on the one hand, and the relevant Holder, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

(e)                Limitations. No Holder (nor its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the net proceeds received by such Holder from sales of Conversion Shares pursuant to the Registration Statement. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity that was not guilty of such fraudulent misrepresentation.

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